SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 25, 1999


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                          (Exact name of the registrant
                          as specified in its charter)



Delaware                 333-28025             41-1808858

(State or other          (Commission            (I.R.S. Employee
jurisdiction of          File No.)               Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                  55437
Minneapolis, Minnesota
(Address of Principal                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the March 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1995-1 RFM2 1996-HS1 RFM2 1996-HS2 RFM2 1996-HS3 RFM2 1996-RHS4 RFM2 1997-GMACM4
RFM2  1997-HI1  RFM2  1997-HI3  RFM2  1997-HS2  RFM2 1997-HS5 RFM2 1998-HI2 RFM2
1998-HI4 RFM2 1998-HS1 RFM2 1998-HS3 RFM2 ->

Item 7. Financial Statements and Exhibits (a) See attached monthly reports.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:     /s/Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated   March 25, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:
Name:    Davee Olson
Title:   Chief Financial Officer
Dated:   March 25, 1999